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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


          We consent to the incorporation by reference in this Registration Statement of Shoe Pavilion, Inc. on Form S-8 of our report dated January 16, 1998 (February 23, 1998 as to the reorganization discussed in Note 1 and the last sentence of the first paragraph of Note 4) appearing in Amendment No. 2 to Shoe Pavilion, Inc.'s Registration Statement No. 333-41877 dated February 23, 1998.


Deloitte & Touche LLP

San Francisco, California
March 31, 1998